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Morgan Stanley Investment Management

InFocus	April 13, 2010
Update: Key Information About Van Kampen, Morgan Stanley Retail Asset Management Merger Proposals
In October 2009, Van Kampen and Morgan Stanley retail asset management announced they had agreed to join forces with Invesco, one of the world’s premier investment-management firms.
This edition of In Focus is part of a series of communications we will issue in an effort to keep financial advisors and their clients informed of our progress in combining the Van Kampen, Morgan Stanley retail asset management, and Invesco product lines.
This In Focus update contains greater detail around the previously announced fund mergers, including proposed fund names, symbols and Cusips that (assuming shareholder approval) will go into effect post-merger. In some cases, this includes the introduction of new share classes. Please keep in mind, the post-merger symbol information (for new share classes only) shown on the following pages represents preliminary information that is still pending final Nasdaq approval and, therefore, is subject to change.
It is important to note: The transfer of assets to Invesco is subject to the successful completion of the sale of Van Kampen and portions of Morgan Stanley’s retail asset management business to Invesco (the “transaction”), which is currently expected to occur on or about June 1, 2010. All proposed mergers are subject to shareholder approval as well as the closing of the overall transaction. Shareholder meetings are currently scheduled to occur on April 16, May 10 and May 11, as noted.
Section I: Merger of Approximately 90 Funds Proposed
As we previously communicated, for each of the Van Kampen and Morgan Stanley funds listed below, Invesco has created a corresponding shell fund. Should shareholders approve the merger of a Van Kampen or Morgan Stanley fund’s assets into the corresponding Invesco shell fund and the transaction closes, the merger of assets is expected to occur on or about June 1, 2010.
It is our intention that the Van Kampen and Morgan Stanley funds will continue to be managed by their current portfolio management teams, in a manner consistent with each fund’s stated investment objective and strategy, prior to the consummation of the proposed mergers.
Table of Contents

Section I:
Merger of Approximately 90 Funds Proposed	2
Same Funds, Same Teams
Same Funds, New Team Members
Same Funds, New Teams

Section II:
Van Kampen Retirement Strategy Funds Merger Proposal	11

Section III:
Van Kampen Money Market Funds Merger Proposal	13

Section IV:
Van Kampen Proposes Merger of Three Funds Into MSIF, Inc.Portfolios	13

Section V:
Proposal to Change Investment Advisory Agreement for 2 Funds	14

Questions?
Contact Us	15
FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE	NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY	NOT A DEPOSIT

It is important to note: In most cases, a fund’s symbols will not change, but its Cusips will change. In some instances, Invesco may choose to realign share classes at merger. Please refer to the legend below for more information.
Post-Merger Share Class Realignment

Van Kampen	Invesco	Morgan Stanley	Invesco
Share Class	Share Class	Share Class	Share Class
A	A	A	A
B	B	B	B
IB	IB	C	C
C	C	R	R
IC	IC	I	Y
R	R	H	A
I	Y	L	A
LIT I	V.I. Series I	P	A
LIT II	V.I. Series II	Investment	Y
		W	A
		Select Dimensions X	V.I. Series I
		Select Dimensions Y	V.I. Series II
		VIS X	V.I. Series I
		VIS Y	V.I. Series II
		UIF I	V.I. Series I
		UIF II	V.I. Series II
Important Dates1

February 2010	Proxies began mailing
May 11, 2010	Shareholder meetings
June 1, 2010	Projected merger of assets (assumes shareholder approval on 5/11/10)

[1]	Information and dates subject to change.

[2]	Team members may change from time to time, without notice.
Proposed Mergers — Same Funds, Same Teams2
Should shareholders approve these mergers and should the transaction close, it is anticipated members of the current portfolio management team (or, in certain cases, one or more members) will remain in place and will continue to manage these funds post-merger. Note: Information shown in bold below represents a change to a fund’s name, symbol and/or the introduction of a share class that does not correspond to a current Van Kampen or Morgan Stanley share class.
Van Kampen Funds

Van Kampen Fund	Symbols/Cusips		Invesco Fund	Symbols/Cusips
(Target Fund)	(Target Fund Only)		(Acquiring Fund)	(Acquiring Fund)		Team Post-Merger

American Value Fund			Invesco Van Kampen American Value Fund

Class A	MSAVX	921133401	Class A	MSAVX	00143M844	Copper, Roeder,
Class B	MGAVX	921133500	Class B	MGAVX	00143M836	Mazanec, Laskin,
Class C	MSVCX	921133609	Class C	MSVCX	00143M828	Maly, Marcheli,
Class I	MSAIX	921133310	Class Y	MSAIX	00143M794	Bastian
Class R	MSARX	921133237	Class R	MSARX	00143M810
			Institutional	MSAJX	00143M786

California Insured Tax Free Fund			Invesco Van Kampen California Insured Tax Free Fund

Class A	VKCIX	921125100	Class A	VKCIX	001419738	Byron, Stryker,
Class B	VCIBX	921125209	Class B	VCIBX	001419720	Wimmel
Class C	VCICX	921125308	Class C	VCICX	001419712
Class I	VCIIX	921125506	Class Y	VCIIX	001419696

Comstock Fund			Invesco Van Kampen Comstock Fund

Class A	ACSTX	92112D103	Class A	ACSTX	00143M711	Holt, Leder,
Class B	ACSWX	92112D202	Class B	ACSWX	00143M695	Warwick, Armstrong
Class C	ACSYX	92112D301	Class C	ACSYX	00143M687
Class I	ACSDX	92112D509	Class Y	ACSDX	00143M661
Class R	ACSRX	92112D400	Class R	ACSRX	00143M679
			Institutional	ACSHX	00143M653

Core Equity Fund			Invesco Van Kampen Core Equity Fund

Class A	VCEAX	92113A454	Class A	VCEAX	00142J537	Lai, Pelensky,
Class B	VCEBX	92113A447	Class B	VCEBX	00142J529	Petrino, Floriani
Class C	VCECX	92113A439	Class C	VCECX	00142J511
Class I	VCEIX	92113A421	Class Y	VCEIX	00142J495
Class R	VCERX	92113A413	Class R	VCERX	00142J487

2	FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.

Van Kampen Fund	Symbols/Cusips		Invesco Fund	Symbols/Cusips
(Target Fund)	(Target Fund Only)		(Acquiring Fund)	(Acquiring Fund)		Team Post-Merger

Equity Premium Income Fund			Inveco Van Kampen Equity Premium Income Fund

Class A	VEPAX	92114U764	Class A	VEPAX	00142J412	Yaghoobi, Abasov
Class B	VEPBX	92114U756	Class B	VEPBX	00142J396
Class C	VEPCX	92114U749	Class C	VEPCX	00142J388
Class I	VEPIX	92114U731	Class Y	VEPIX	00142J370

Growth and Income Fund			Invesco Van Kampen Growth and Income Fund

Class A	ACGIX	92113H103	Class A	ACGIX	00142J362	Bastian, Roeder,
Class B	ACGJX	92113H202	Class B	ACGJX	00142J354	Laskin, Maly,
Class C	ACGKX	92113H301	Class C	ACGKX	00142J347	Marcheli
Class I	ACGMX	92113H509	Class Y	ACGMX	00142J339
Class R	ACGLX	92113H400	Class R	ACGLX	00142J313
			Institutional	ACGQX	00142J321

Harbor Fund			Invesco Van Kampen Harbor Fund

Class A	ACHBX	92113J109	Class A	ACHBX	00888W767	Gold, Nashed
Class B	ACHAX	92113J208	Class B	ACHAX	00888W759
Class C	ACHCX	92113J307	Class C	ACHCX	00888W742
Class I	ACHIX	92113J406	Class Y	ACHIX	00888W734
			Institutional	ACHJX	00888W726

High Yield Fund			Invesco Van Kampen High Yield Fund

Class A	ACHYX	92113K106	Class A	ACHYX	001421742	Findling
Class B	ACHZX	92113K205	Class B	ACHZX	001421734
Class C	ACHWX	92113K304	Class C	ACHWX	001421726
Class I	ACHVX	92113K403	Class Y	ACHVX	001421718
			Institutional	ACHNX	001421692

High Yield Municipal Fund			Invesco Van Kampen High Yield Municipal Fund

Class A	ACTHX	92113R101	Class A	ACTHX	001419688	Black, Paris, Phillips
Class B	ACTGX	92113R200	Class B	ACTGX	001419670
Class C	ACTFX	92113R309	Class C	ACTFX	001419662
Class I	ACTDX	92113R705	Class Y	ACTDX	001419654

Insured Tax Free Income Fund			Invesco Van Kampen Insured Tax Free Income Fund

Class A	VKMTX	921127106	Class A	VKMTX	001419647	Byron, Stryker,
Class B	VMTBX	921127205	Class B	VMTBX	001419639	Wimmel
Class C	VMTCX	921127304	Class C	VMTCX	001419621
Class I	VMTIX	921127502	Class Y	VMTIX	001419613

Intermediate Term Municipal Income Fund			Invesco Van Kampen Intermediate Term Municipal Income Fund

Class A	VKLMX	920940301	Class A	VKLMX	001419597	Byron, Stryker,
Class B	VKLBX	920940400	Class B	VKLBX	001419589	Wimmel
Class C	VKLCX	920940509	Class C	VKLCX	001419571
Class I	VKLIX	920940681	Class Y	VKLIX	001419563

International Advantage Fund			Invesco Van Kampen International Advantage Fund

Class A	VKIAX	92114U707	Class A	VKIAX	00142R828	Ramos,
Class B	VKIBX	92114U806	Class B	VKIBX	00142R810	Garcia-Tunon, Glatt
Class C	VKICX	92114U889	Class C	VKICX	00142R794
Class I	VKIIX	92114U871	Class Y	VKIIX	00142R786

Municipal Income Fund			Invesco Van Kampen Municipal Income Fund

Class A	VKMMX	920917101	Class A	VKMMX	001419555	Byron, Stryker,
Class B	VMIBX	920917200	Class B	VMIBX	001419548	Wimmel
Class C	VMICX	920917309	Class C	VMICX	001419530
Class I	VMIIX	920917507	Class Y	VMIIX	001419522

New York Tax Free Income Fund			Invesco Van Kampen New York Tax Free Income Fund

Class A	VNYAX	920940889	Class A	VNYAX	001419514	Paris, Williams,
Class B	VBNYX	920940871	Class B	VBNYX	001419498	Stryker
Class C	VNYCX	920940863	Class C	VNYCX	001419480
			Class Y	VNYYX	001419472

Pennsylvania Tax Free Income Fund			Invesco Van Kampen Pennsylvania Tax Free Income Fund

Class A	VKMPX	920902103	Class A	VKMPX	00142J255	Paris, Williams,
Class B	VKPAX	920902202	Class B	VKPAX	00142J248	Wimmel
Class C	VKPCX	920902301	Class C	VKPCX	00142J230
			Class Y	VKPYX	00142J222

Small Cap Growth Fund			Invesco Van Kampen Small Cap Growth Fund

Class A	VASCX	92114P708	Class A	VASCX	00142J214	Hart, Speer
Class B	VBSCX	92114P807	Class B	VBSCX	00142J198
Class C	VCSCX	92114P880	Class C	VCSCX	00142J180
Class I	VISCX	92114P823	Class Y	VISCX	00142J172

FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.	3

Van Kampen Fund	Symbols/Cusips		Invesco Fund	Symbols/Cusips
(Target Fund)	(Target Fund Only)		(Acquiring Fund)	(Acquiring Fund)		Team Post-Merger

Small Cap Value Fund			Invesco Van Kampen Small Cap Value Fund

Class A	VSCAX	92114P104	Class A	VSCAX	00143M539	Glass, Yaggy
Class B	VSMBX	92114P203	Class B	VSMBX	00143M521
Class C	VSMCX	92114P302	Class C	VSMCX	00143M513
Class I	VSMIX	92114P831	Class Y	VSMIX	00143M497

Technology Fund			Invesco Van Kampen Technology Fund

Class A	VTFAX	92114U103	Class A	VTFAX	00143M489	Nolan, Robb,
Class B	VTFBX	92114U202	Class B	VTFBX	00143M471	Krause
Class C	VTFCX	92114U301	Class C	VTFCX	00143M463
			Class Y	VTFIX	00143M455

Utility Fund			Invesco Van Kampen Utility Fund

Class A	VKUAX	920946100	Class A	VKUAX	00143M448	Nolan, Robb,
Class B	VKUBX	920946209	Class B	VKUBX	00143M430	Krause
Class C	VKUCX	920946308	Class C	VKUCX	00143M422
Class I	VKUIX	920946506	Class Y	VKUIX	00143M414

Value Opportunities Fund			Invesco Van Kampen Value Opportunities Fund

Class A	VVOAX	92113A793	Class A	VVOAX	00143M398	Holt, Leder,
Class B	VVOBX	92113A785	Class B	VVOBX	00143M380	Warwick, Armstrong
Class C	VVOCX	92113A777	Class C	VVOCX	00143M372
Class I	VVOIX	92113A751	Class Y	VVOIX	00143M364
Morgan Stanley Funds

Morgan Stanley Fund	Symbols/Cusips		Invesco Fund	Symbols/Cusips
(Target Fund)	(Target Fund Only)		(Acquiring Fund)	(Acquiring Fund)		Team Post-Merger

California Tax-Free Income Fund			Invesco California Tax-Free Income Fund

Class A	CLFAX	616972105	Class A	CLFAX	00142J800	Byron, Stryker,
Class B	CLFBX	616972204	Class B	CLFBX	00142J883	Wimmel
Class C	CLFCX	616972303	Class C	CLFCX	00142J875
Class I	CLFDX	616972402	Class Y	CLFDX	00142J867

Commodities Alpha Fund			Invesco Commodities Strategy Fund

Class A	COAAX	61755X882	Class A	COAAX	00141V622	Simpson, Callan,
Class B	COABX	61755X668	Class B	COAHX	00141V614	Linnecar, Madeiros
Class C	COACX	61755X874	Class C	COACX	00141V598
Class I	COAIX	61755X866	Class Y	COAIX	00141V572
Class R	COARX	61755X858	Class R	COARX	00141V580
Class W	COAWX	61755X841	Class A	COARX	00141V622
			Institutional	COAJX	00141V564

Convertible Securities Trust Fund			Invesco Convertible Securities Fund

Class A	CNSAX	616960100	Class A	CNSAX	00888W403	Gold, Nashed
Class B	CNSBX	616960209	Class B	CNSBX	00888W502
Class C	CNSCX	616960308	Class C	CNSCX	00888W601
Class I	CNSDX	616960407	Class Y	CNSDX	00888W700

Dividend Growth Securities Fund			Invesco Dividend Growth Securities Fund

Class A	DIVAX	616938106	Class A	DIVAX	00142J859	Lai, Floriani,
Class B	DIVBX	616938205	Class B	DIVBX	00142J842	Petrino, Pelensky
Class C	DIVCX	616938304	Class C	DIVCX	00142J834
Class I	DIVDX	616938403	Class Y	DIVDX	00142J826

Equally-Weighted S&P 500 Fund			Invesco Equally-Weighted S&P 500 Fund

Class A	VADAX	616957106	Class A	VADAX	00142J818	Yaghoobi, Abasov
Class B	VADBX	616957205	Class B	VADBX	00142J792
Class C	VADCX	616957304	Class C	VADCX	00142J784
Class I	VADDX	616957403	Class Y	VADDX	00142J776
Class R	VADRX	616957502	Class R	VADRX	00142J768
Class W	VADWX	616957601	Class A	VADAX	00142J818

Fundamental Value Fund			Invesco Fundamental Value Fund

Class A	FVFAX	61746L104	Class A	FVFAX	00142J750	Bastian, Roeder,
Class B	FVFBX	61746L203	Class B	FVFBX	00142J743	Laskin, Maly,
Class C	FVFCX	61746L302	Class C	FVFCX	00142J735	Marcheli
Class I	FVFDX	61746L401	Class Y	FVFDX	00142J727

4	FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.

Morgan Stanley Fund	Symbols/Cusips		Invesco Fund	Symbols/Cusips
(Target Fund)	(Target Fund Only)		(Acquiring Fund)	(Acquiring Fund)		Team Post-Merger

FX Alpha Plus Strategy Fund			Invesco FX Alpha Plus Strategy Fund

Class A	FXPAX	617479506	Class A	FXPAX	00141V556	Simpson, Callan,
Class C	FXPCX	617479605	Class C	FXPCX	00141V549	Mukherjee
Class I	FXPDX	617479704	Class Y	FXPDX	00141V523
Class R	FXPRX	617479878	Class R	FXPRX	00141V531
Class W	FXPWX	617479860	Class A	FXPAX	00141V556

			Institutional	FXPIX	00141V515

FX Alpha Strategy Fund			Invesco FX Alpha Strategy Fund

Class A	FXAAX	617479100	Class A	FXAAX	00141V499	Simpson, Callan,
Class C	FXACX	617479308	Class C	FXACX	00141V481	Mukherjee
Class I	FXADX	617479407	Class Y	FXADX	00141V465
Class R	FXARX	617479803	Class R	FXARX	00141V473
Class W	FXAWX	617479886	Class A	FXAAX	00141V499

			Institutional	FXAIX	00141V457

Global Advantage Fund			Invesco Global Advantage Fund

Class A	GADAX	61746A108	Class A	GADAX	00141V440	Ramos,
Class B	GADBX	61746A116	Class B	GADBX	00141V432	Garcia-Tunon, Glatt
Class C	GADCX	61746A124	Class C	GADCX	00141V424
Class I	GADDX	61746A132	Class Y	GADDX	00141V416

Global Dividend Growth Securities Fund			Invesco Global Dividend Growth Securities Fund

Class A	GLBAX	616941100	Class A	GLBAX	00141V390	Degans, Beaubois
Class B	GLBBX	616941209	Class B	GLBBX	00141V382
Class C	GLBCX	616941308	Class C	GLBCX	00141V374
Class I	GLBDX	616941407	Class Y	GLBDX	00141V366

Health Sciences Trust			Invesco Health Sciences Fund

Class A	HCRAX	616943106	Class A	HCRAX	00141V358	Nolan, Robb,
Class B	HCRBX	616943205	Class B	HCRBX	00141V341	Krause
Class C	HCRCX	616943304	Class C	HCRCX	00141V333
Class I	HCRDX	616943403	Class Y	HCRDX	00141V325

High Yield Securities Fund			Invesco High Yield Securities Fund

Class A	HYLAX	616964102	Class A	HYLAX	001421403	Findling
Class B	HYLBX	616964201	Class B	HYLBX	001421502
Class C	HYLCX	616964300	Class C	HYLCX	001421601
Class I	HYLDX	616964409	Class Y	HYLDX	001421700

Mid-Cap Value Fund			Invesco Mid-Cap Value Fund

Class A	MDFAX	61747J108	Class A	MDFAX	00142F394	Copper, Roeder,
Class B	MDFBX	61747J207	Class B	MDFBX	00142F386	Mazanec, Laskin,
Class C	MDFCX	61747J306	Class C	MDFCX	00142F378	Maly, Marcheli,
Class I	MDFDX	61747J405	Class Y	MDFDX	00142F360	Bastian

New York Tax-Free Income Fund			Invesco New York Tax Free Income Fund

Class A	NYFAX	616975108	Class A	NYFAX	00142J669	Paris, Stryker,
Class B	NYFBX	616975207	Class B	NYFBX	00142J651	Williams
Class C	NYFCX	616975306	Class C	NYFCX	00142J644
Class I	NYFDX	616975405	Class Y	NYFDX	00142J636

S&P 500 Index Fund			Invesco S&P 500 Index Fund

Class A	SPIAX	616953105	Class A	SPIAX	00142J628	Yaghoobi, Abasov
Class B	SPIBX	616953204	Class B	SPIBX	00142J610
Class C	SPICX	616953303	Class C	SPICX	00142J594
Class I	SPIDX	616953402	Class Y	SPIDX	00142J586

Small-Mid Special Value Fund			Invesco Small-Mid Special Value Fund

Class A	JBJAX	61747V101	Class A	JBJAX	00142F352	Glass, Yaggy
Class B	JBJBX	61747V200	Class B	JBJBX	00142F345
Class C	JBJCX	61747V309	Class C	JBJCX	00142F337
Class I	JBJDX	61747V408	Class Y	JBJDX	00142F329

Special Value Fund			Invesco Special Value Fund

Class A	SVFAX	616954103	Class A	SVFAX	00142F311	Glass, Yaggy
Class B	SVFBX	616954202	Class B	SVFBX	00142F295
Class C	SVFCX	616954301	Class C	SVFCX	00142F287
Class I	SVFDX	616954400	Class Y	SVFDX	00142F279

FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.	5

Morgan Stanley Fund	Symbols/Cusips		Invesco Fund	Symbols/Cusips
(Target Fund)	(Target Fund Only)		(Acquiring Fund)	(Acquiring Fund)		Team Post-Merger

Tax-Exempt Securities Trust			Invesco Tax-Exempt Securities Fund

Class A	TAXAX	616977104	Class A	TAXAX	001419779	Byron, Stryker,
Class B	TAXBX	616977203	Class B	TAXBX	001419761	Wimmel
Class C	TAXCX	616977302	Class C	TAXCX	001419753
Class I	TAXDX	616977401	Class Y	TAXDX	001419746

Technology Fund			Invesco Technology Sector Fund

Class A	IFOAX	616945101	Class A	IFOAX	00142F261	Nolan, Robb,
Class B	IFOBX	616945200	Class B	IFOBX	00142F253	Krause
Class C	IFOCX	616945309	Class C	IFOCX	00142F246
Class I	IFODX	616945408	Class Y	IFODX	00142F238

Value Fund			Invesco Value Fund

Class A	VLUAX	61745Y107	Class A	VLUAX	00143M505	Holt, Leder,
Class B	VLUBX	61745Y206	Class B	VLUBX	00143M604	Warwick, Armstrong
Class C	VLUCX	61745Y305	Class C	VLUCX	00143M703
Class I	VLUDX	61745Y404	Class Y	VLUDX	00143M802

MSIF/MSIFT Portfolios	Symbols/Cusips		Invesco Fund	Symbols/Cusips
(Target Fund)	(Target PortfoliosOnly)		(Acquiring Fund)	(Acquiring Fund)		Team Post-Merger

MSIF Large Cap Relative Value Portfolio			Invesco Large Cap Relative Value Fund

Class P	IVABX	61744J440	Class A	IVABX	00142J719	Bastian, Roeder,
			Class B	IVAHX	00142J693	Laskin, Maly,
			Class C	IVAKX	00142J685	Marcheli
Class I	MSIVX	61744J705	Class Y	MSIVX	00142J677

MSIFT Municipal Portfolio			Invesco Municipal Fund

Class L	MIMLX	617440268	Class A	MIMLX	001419829	Byron, Stryker,
			Class B	IMUGX	001419811	Wimmel
			Class C	IMUHX	001419795
Class I	MPMFX	617440847	Class Y	MPMFX	001419787
Class H	MSMHX	617440318	Class A	MIMLX	001419829
Class P	MSMPX	617440441	Class A	MIMLX	001419829

MSIFT U.S. Mid Cap Value Portfolio			Invesco U.S. Mid Cap Value Fund

Class P	MMCAX	617440540	Class A	MMCAX	00142F220	Copper, Roeder,
			Class B	MMCDX	00142F212	Mazanec, Laskin,
			Class C	MMCCX	00142F196	Maly, Marcheli,
Class I	MPMVX	617440771	Class Y	MPMVX	00142F188	Bastian
Class INV	MPMIX	617440664	Class Y	MPMVX	00142F188

MSIFT U.S. Small Cap Value Portfolio			Invesco U.S. Small Cap Value Fund

Class P	MCVAX	617440532	Class A	MCVAX	00142F170	Glass, Yaggy
			Class B	MCVGX	00142F162
			Class C	MCVQX	00142F154
Class I	MPSCX	617440409	Class Y	MPSCX	00142F147

MSIFT U.S. Small/Mid Cap Value Portfolio			Invesco U.S. Small/Mid Cap Value Fund

Class P	MSMMX	61756E206	Class A	MSMMX	00143M109	Glass, Yaggy
			Class B	MSMGX	00143M208
			Class C	MSMQX	00143M307
Class I	MSMDX	61756E107	Class Y	MSMDX	00143M406
MSIFT Value Portfolio			Invesco Value II Fund
Class P	MPVAX	617440615	Class A	MPVAX	00143M885	Holt, Leder,
			Class B	MCVEX	00143M877	Warwick, Armstrong
			Class C	MCVFX	00143M869
Class I	MPVLX	617440201	Class Y	MPVLX	00143M851
Insurance Trust Portfolios

Morgan Stanley Fund	Symbols/Cusips	Invesco Fund	Symbols/Cusips
(Target Fund)	(Target Fund Only)	(Acquiring Fund)	(Acquiring Fund)		Team Post-Merger

LIT Comstock Portfolio		Invesco Van Kampen V.I. Comstock Fund

Class I	92113L864	Series I	N/A	00888X773	Holt, Leder,
Class II	92113L849	Series II	N/A	00888X765	Warwick, Armstrong

6	FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.

Insurance Trust Portfolios	Symbols/Cusips		Invesco Fund	Symbols/Cusips
(Target Portfolios)	(Target Portfolios Only)		(Acquiring Fund)	(Acquiring Fund)		Team Post-Merger

LIT Growth and Income Portfolio			Invesco Van Kampen V.I. Growth and Income Fund

Class I	92113L880		Series I	N/A	00888X666	Bastian, Roeder,
Class II	92113L773		Series II	N/A	00888X658	Laskin, Maly,
Marcheli

UIF Global Value Equity Portfolio			Invesco Van Kampen V.I. Global Value Equity Fund

Class I	UGEPX	91359U778	Series I	N/A	00888X716	Degans, Beaubois
			Series II	N/A	00888X690

UIF High Yield Portfolio			Invesco Van Kampen V.I. High Yield Fund

Class I	UHYPX	91359U729	Series I	N/A	00888X641	Findling
			Series II	N/A	00888X633

UIF U.S. Mid Cap Value Portfolio			Invesco Van Kampen V.I. Mid Cap Value Portfolio

Class I	UMCVX	91359U752	Series I	N/A	00888X575	Copper, Roeder,
Class II	UMCCX	91359U307	Series II	N/A	00888X567	Mazanec, Laskin,
Maly, Marcheli,
Bastian

UIF Value Portfolio			Invesco Van Kampen V.I. Value Fund

Class I	UVAPX	91359U737	Series I	N/A	00888X559	Holt, Leder,
			Series II	N/A	00888X542	Warwick,
Armstrong

Select Dimensions — Dividend Growth Portfolio			Invesco V.I. Select Dimensions Dividend Growth Fund

Class X	61747X867		Series I	N/A	00888X849	Lai, Floriani,
Class Y	61747X859		Series II	N/A	00888X831	Petrino, Pelensky

Select Dimensions — Equally-Weighted S&P 500 Portfolio			Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

Class X	61747X750		Series I	N/A	00888X823	Yaghoobi, Abasov
Class Y	61747X743		Series II	N/A	00888X815

Variable Investment Series — Dividend Growth Portfolio			Invesco V.I. Dividend Growth Fund

Class X	61748Q309		Series I	N/A	00888X104	Lai, Floriani,
Class Y	61748Q408		Series II	N/A	00888X203	Petrino, Pelensky

Variable Investment Series — Global Dividend Growth Portfolio			Invesco V.I. Global Dividend Growth Fund

Class X	61748Q861		Series I	N/A	00888X302	Degans, Beaubois
Class Y	61748Q853		Series II	N/A	00888X401

Variable Investment Series — High Yield Portfolio			Invesco V.I. Hight Yiled Securities Fund

Class X	61748Q846		Series I	N/A	00888X500	Findling
Class Y	61748Q838		Series II	N/A	00888X609

Variable Investment Series — Income Builder Portfolio			Invesco V.I. Income Builder Fund

Class X	61748Q820		Series I	N/A	00888X708	Bastian, Maly,
Class Y	61748Q812		Series II	N/A	00888X807	Gold, Roeder,
Laskin, Marcheli

Variable Investment Series — S&P 500 Index Portfolio			Invesco V.I. S&P 500 Index Fund

Class X	61748Q663		Series I	N/A	00888X880	Yaghoobi, Abasov
Class Y	61748Q655		Series II	N/A	00888X872
Proposed Mergers — Same Funds, New Team Members2
Should shareholders approve these fund mergers and should the transaction close, members of the current portfolio management teams are expected to be joined, post-merger, by fellow portfolio managers from Invesco. Note: Information shown in bold below represents a change to a fund’s name, symbol and/or the introduction of a share class that does not correspond to a current Van Kampen or Morgan Stanley share class.
Van Kampen Funds

Team Post-Merger
Van Kampen Fund	Symbols/Cusips		Invesco Fund	Symbols/Cusips		(Includes New
(Target Fund)	(Target Fund Only)		(Acquiring Fund)	(Acquiring Fund)		Team Members)

Equity and Income Fund			Invesco Van Kampen Equity and Income Fund

Class A	ACEIX	92113D102	Class A	ACEIX	00142J479	Bastian, Maly,
Class B	ACEQX	92113D201	Class B	ACEQX	00142J461	Roeder, Laskin,
Class C	ACERX	92113D300	Class C	ACERX	00142J453	Marcheli, Brien,
Class I	ACETX	92113D508	Class Y	ACETX	00142J446	Burge
Class R	ACESX	92113D409	Class R	ACESX	00142J420
			Institutional	ACEKX	00142J438

FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.	7

Morgan Stanley Funds

						Team Post-Merger
Morgan Stanley Fund	Symbols/Cusips		Invesco Fund	Symbols/Cusips		(Includes New
(Target Fund)	(Target Fund Only)		(Acquiring Fund)	(Acquiring Fund)		Team Members)

Balanced Fund			Invesco Balanced Fund

Class A	BGRAX	616934105	Class A	BGRAX	00142J404	Bastian, Maly,
Class B	BGRBX	616934204	Class B	BGRBX	00142J503	Roeder, Laskin,
Class C	BGRCX	616934303	Class C	BGRCX	00142J602	Marcheli, Brien,
Class I	BGRDX	616934402	Class Y	BGRDX	00142J701	Burge

Pacific Growth			Invesco Pacific Growth

Class A	TGRAX	616951109	Class A	TGRAX	00141V267	Sugio, Chan
Class B	TGRBX	616951208	Class B	TGRBX	00141V259
Class C	TGRCX	616951307	Class C	TGRCX	00141V242
Class I	TGRDX	616951406	Class Y	TGRDX	00141V226
Class R	TGRRX	616951505	Class R	TGRRX	00141V234
Insurance Trust Portfolios

Team Post-Merger
Insurance Trust Portfolios	Symbols/Cusips		Invesco Fund	Symbols/Cusips		(Includes New
(Target Portfolios)	(Target Portfolios)		(Acquiring Fund)	(Acquiring Fund)		Team Members)

UIF Equity and Income Portfolio			Invesco Van Kampen V.I. Equity and Income Fund

	UEIIX	91359U885	Series I	N/A	00888X757	Bastian, Maly,
Class II			Series II	N/A	00888X740	Roeder, Laskin,
Marcheli, Brien, Burge

Select Dimensions — Balanced Portfolio			Invesco V.I. Select Dimensions Balanced Fund

Class X	61747X305		Series I	N/A	00888X864	Bastian, Maly,
Class Y	61747X404		Series II	N/A	00888X856	Roeder, Laskin,
Marcheli, Brien, Burge
Proposed Mergers — Same Funds, New Teams2
Should shareholders approve these fund mergers and should the transaction close, the funds are expected to be managed, post merger, by teams of experienced asset managers from Invesco. Note: Information shown in bold below represents a change to a fund’s name, symbol and/or the introduction of a share class that does not correspond to a current Van Kampen or Morgan Stanley share class.
Van Kampen Funds

Team Post-Merger
Van Kampen Fund	Symbols/Cusips		Invesco Fund	Symbols/Cusips		(Includes New
(Target Fund)	(Target Fund Only)		(Acquiring Fund)	(Acquiring Fund)		Investment Teams)

American Franchise Fund			Invesco Van Kampen American Franchise Fund

Class A	VAFAX	92114U855	Class A	VAFAX	00142J578	Lloyd, Amerman
Class B	VAFBX	92114U848	Class B	VAFBX	00142J560
Class C	VAFCX	92114U830	Class C	VAFCX	00142J552
Class I	VAFIX	92114U822	Class Y	VAFIX	00142J545

Asset Allocation Conservative Fund			Invesco Van Kampen Asset Allocation Conservative Fund

Class A	VACAX	92113A645	Class A	VACAX	00888W809	Wolle, Hixon,
Class B	VACBX	92113A637	Class B	VACBX	00888W882	Ahnrud, Devine,
Class C	VACCX	92113A629	Class C	VACCX	00888W874	Ulrich
Class I	VACIX	92113A611	Class Y	VACIX	00888W866

Asset Allocation Growth Fund			Invesco Van Kampen Asset Allocation Growth Fund

Class A	VKAAX	92113A553	Class A	VKAAX	00888W858	Wolle, Hixon,
Class B	VKABX	92113A546	Class B	VKABX	00888W841	Ahnrud, Devine,
Class C	VKACX	92113A538	Class C	VKACX	00888W833	Ulrich
Class I	VKAIX	92113A520	Class Y	VKAIX	00888W825

8	FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.

						Team Post-Merger
Van Kampen Fund	Symbols/Cusips		Invesco Fund	Symbols/Cusips		(Includes New
(Target Fund)	(Target Fund Only)		(Acquiring Fund)	(Acquiring Fund)		Investment Teams)

Asset Allocation Moderate Fund			Invesco Van Kampen Asset Allocation Moderate Fund

Class A	VAMAX	92113A595	Class A	VAMAX	00888W817	Wolle, Hixon,
Class B	VAMBX	92113A587	Class B	VAMBX	00888W791	Ahnrud, Devine,
Class C	VAMCX	92113A579	Class C	VAMCX	00888W783	Ulrich
Class I	VAMIX	92113A561	Class Y	VAMIX	00888W775

Capital Growth Fund			Invesco Van Kampen Capital Growth Fund

Class A	ACPAX	92113N100	Class A	ACPAX	00143M778	Lloyd, Amerman
Class B	ACPBX	92113N209	Class B	ACPBX	00143M760
Class C	ACPCX	92113N308	Class C	ACPCX	00143M752
Class I	ACPDX	92113N407	Class Y	ACPDX	00143M737
Class R	ACPRX	92113N506	Class R	ACPRX	00143M745
			Institutional	ACPJX	00143M729

Core Plus Fixed Income Fund			Invesco Van Kampen Core Plus Fixed Income Fund

Class A	VCPAX	921160107	Class A	VCPAX	001421809	Brien, Burge,
Class B	VCPBX	921160206	Class B	VCPBX	001421882	Calich, Ehret
Class C	VCPCX	921160305	Class C	VCPCX	001421874
Class I	VCPIX	921160404	Class Y	VCPIX	001421866

Corporate Bond Fund			Invesco Van Kampen Corporate Bond Fund

Class A	ACCBX	92112U105	Class A	ACCBX	001421858	Brien, Burge
Class B	ACCDX	92112U204	Class B	ACCDX	001421841
Class C	ACCEX	92112U303	Class C	ACCEX	001421833
Class I	ACCHX	92112U402	Class Y	ACCHX	001421825
			Institutional	ACCLX	001421817

Emerging Markets Fund			Invesco Van Kampen Emerging Markets Fund

Class A	MSRAX	921133872	Class A	MSRAX	00141V218	Cao, Endresen,
Class B	MSRBX	921133864	Class B	MSRBX	00141V192	Jason
Class C	MSRCX	921133856	Class C	MSRCX	00141V184
Class I	MSRIX	921133294	Class Y	MSRIX	00141V176
			Institutional	MSRJX	00141V168

Enterprise Fund[3]			Invesco Van Kampen Enterprise Fund

Class A	ACENX	92113C104	Class A	ACENX	00143M646	Lloyd, Amerman
Class B	ACEOX	92113C203	Class B	ACEOX	00143M638
Class C	ACEPX	92113C302	Class C	ACEPX	00143M620
Class I	ACEUX	92113C500	Class Y	ACEUX	00143M612

Global Bond Fund			Invesco Van Kampen Global Bond Fund

Class A	VGBAX	92117L605	Class A	VGBAX	00141V150	Matthews, Nash
Class B	VGBBX	92117L704	Class B	VGBBX	00141V143
Class C	VGBCX	92117L803	Class C	VGBCX	00141V135
Class I	VGBIX	92117L886	Class Y	VGBIX	00141V119
Class R	VGBRX	92117L878	Class R	VGBRX	00141V127

Global Equity Allocation Fund			Invesco Van Kampen Global Equity Allocation Fund

Class A	MSGAX	921133815	Class A	MSGAX	00142R109	Granade, Baker,
Class B	MSGBX	921133799	Class B	MSGBX	00142R208	Davidson,
Class C	MSGCX	921133781	Class C	MSGCX	00142R307	McGowan, Singha
Class I	MSGDX	921133260	Class Y	MSGDX	00142R406

Global Franchise Fund			Invesco Van Kampen Global Franchise Fund

Class A	VGFAX	921133344	Class A	VGFAX	00142R505	Granade, Baker,
Class B	VGFBX	921133336	Class B	VGFBX	00142R604	Davidson,
Class C	VGFCX	921133328	Class C	VGFCX	00142R703	McGowan, Singha
Class I	VGFIX	921133252	Class Y	VGFIX	00142R802

Global Tactical Asset Allocation Fund			Invesco Van Kampen Global Tactical Asset Allocation Fund

Class A	VGTAX	92117L100	Class A	VGTAX	00142R885	Wolle, Hixon,
Class B	VGTBX	92117L209	Class B	VGTBX	00142R877	Ahnrud, Devine,
Class C	VGTCX	92117L308	Class C	VGTCX	00142R869	Ulrich
Class I	VGTIX	92117L407	Class Y	VGTIX	00142R844
Class R	VGTRX	92117L506	Class R	VGTRX	00142R851
			Institutional	VGTJX	00142R836

[3]	Closed to new investors.

FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.	9

Team Post-Merger
Van Kampen Fund	Symbols/Cusips		Invesco Fund	Symbols/Cusips		(Includes New
(Target Fund)	(Target Fund Only)		(Acquiring Fund)	(Acquiring Fund)		Investment Teams)

Government Securities Fund			Invesco Van Kampen Government Securities Fund

Class A	ACGVX	92113F107	Class A	ACGVX	001421791	Dudley, Schneider
Class B	ACGTX	92113F206	Class B	ACGTX	001421783
Class C	ACGSX	92113F305	Class C	ACGSX	001421775
Class I	ACGUX	92113F404	Class Y	ACGUX	001421767
			Institutional	ACGWX	001421759

International Growth Fund			Invesco Van Kampen International Growth Fund

Class A	VIFAX	92114U814	Class A	VIFAX	00142R778	Olsson, Sides, Cao,
Class B	VIFBX	92114U798	Class B	VIFBX	00142R760	Dennis, Holzer
Class C	VIFCX	92114U780	Class C	VIFCX	00142R752
Class I	VIFIX	92114U772	Class Y	VIFIX	00142R737
Class R	VIFRX	92114U723	Class R	VIFRX	00142R745
			Institutional	VIFJX	00142R729

Leaders Fund			Invesco Van Kampen Leaders Fund

Class A	VLFAX	92113A736	Class A	VLFAX	00888W718	Wolle, Hixon,
Class B	VLFBX	92113A728	Class B	VLFBX	00888W692	Ahnrud, Devine,
Class C	VLFCX	92113A710	Class C	VLFCX	00888W684	Ulrich
Class I	VLFIX	92113A694	Class Y	VLFIX	00888W676

Limited Duration Fund			Invesco Van Kampen Limited Duration Fund

Class A	ACFMX	92113G105	Class A	ACFMX	001421684	Brien, Burge
Class B	ACFTX	92113G204	Class B	ACFTX	001421676
Class C	ACFWX	92113G303	Class C	ACFWX	001421668
Class I	ACFYX	92113G402	Class Y	ACFYX	001421650
			Institutional	ACFJX	001421643

Mid Cap Growth Fund			Invesco Van Kampen Mid Cap Growth Fund

Class A	VGRAX	92113A702	Class A	VGRAX	00143M596	Rasplicka, Lium
Class B	VGRBX	92113A801	Class B	VGRBX	00143M588
Class C	VGRCX	92113A884	Class C	VGRCX	00143M570
Class I	VGRDX	92113A769	Class Y	VGRDX	00143M554
Class R	VGRRX	92113A397	Class R	VGRRX	00143M562
			Institutional	VGRJX	00143M547

Real Estate Securities Fund			Invesco Van Kampen Real Estate Securities Fund

Class A	ACREX	92113P105	Class A	ACREX	00888W668	Rodriguez,
Class B	ACRBX	92113P204	Class B	ACRBX	00888W650	Blackburn, Curbo,
Class C	ACRCX	92113P303	Class C	ACRCX	00888W643	Trowbridge
Class I	ACRDX	92113P402	Class Y	ACRDX	00888W635
			Institutional	ACRJX	00888W627

U.S. Mortgage Fund			Invesco Van Kampen U.S. Mortgage Fund

Class A	VKMGX	921129102	Class A	VKMGX	00888W619	Dudley, Marshall
Class B	VUSBX	921129201	Class B	VUSBX	00888W593
Class C	VUSCX	921129300	Class C	VUSCX	00888W585
Class I	VUSIX	921129508	Class Y	VUSIX	00888W577
			Institutional	VUSJX	00888W569
Morgan Stanley Funds

Team Post-Merger
Morgan Stanley Fund	Symbols/Cusips		Invesco Fund	Symbols/Cusips		(Includes New
(Target Fund)	(Target Fund Only)		(Acquiring Fund)	(Acquiring Fund)		Investment Teams)

Alternative Opportunities Fund			Invesco Alternative Opportunities Fund

Class A	MAOAX	61755X783	Class A	MAOAX	00141V671	Wolle, Hixon,
Class C	MAOCX	61755X775	Class C	MAOCX	00141V663	Ahnrud, Devine,
Class I	MAOIX	61755X767	Class Y	MAOIX	00141V655	Ulrich
Class R	MAORX	61755X759	Class R	MAORX	00141V648
Class W	MAOWX	61755X742	Class A	MAOAX	00141V671
			Institutional	MAOJX	00141V630

10	FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.

MSIF/MSIFT Portfolios	Symbols/Cusips		Invesco Fund	Symbols/Cusips
(Target Portfolios)	(Target Portfolios Only)		(Acquiring Fund)	(Acquiring Fund)		Team Post-Merger

MSIF International Growth Equity Portfolio			Invesco International Growth Equity Fund

Class P	MNWBX	61744J242	Class A	MNWBX	00141V317	Olsson, Sides, Cao,
			Class B	MNBBX	00141V291	Dennis, Holzer
			Class C	MNWQX	00141V283
Class I	MNWAX	61744J259	Class Y	MNWAX	00141V275
Insurance Trusts

Team Post-Merger
Insurance Trusts	Symbols/Cusips		Invesco Fund	Symbols/Cusips		(Includes New
(Target Portfolio)	(Target Portfolio Only)		(Acquiring Fund)	(Acquiring Fund)		Investment Teams)

LIT Capital Growth Portfolio			Invesco Van Kampen V.I. Capital Growth Fund

Class I	92113L302		Series I	N/A	00888X799	Lloyd, Amerman
Class II	92113L823		Series II	N/A	00888X781

LIT Global Tactical Asset Allocation Portfolio			Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

Class I	92113L690		Series I	N/A	00888X732	Wolle, Hixon,
Class II	92113L682		Series II	N/A	00888X724	Ahnrud, Devine,
Ulrich

LIT Government Portfolio			Invesco Van Kampen V.I. Government Fund

Class I	92113L500		Series I	N/A	00888X682	Dudley, Schneider
Class II	92113L781		Series II	N/A	00888X674

LIT Mid Cap Growth Portfolio			Invesco Van Kampen V.I. Mid Cap Growth Fund

	92113L732		Series I	N/A	00888X591	Rasplicka, Lium
Class II			Series II	N/A	00888X583

UIF International Growth Equity			Invesco Van Kampen V.I. International Growth Equity Fund

	UIETX	91359U679	Series I	N/A	00888X625	Olsson, Sides, Cao,
Class II			Series II	N/A	00888X617	Dennis, Holzer
Section II: Retirement Strategy Funds—The Merger Proposal
The Board of Trustees of the Van Kampen Retirement Strategies Funds approved a plan to merge the funds into the AIM Balanced-Risk Retirement Funds. The proposed mergers are subject to shareholder approval. The funds are currently open to all investments, including fee-based and employee-sponsored retirement plan platforms.
It is important to note: Should shareholders approve the merger proposal at the May 11, 2010, shareholder meeting, the funds will remain open to all investments—including fee-based and employee-sponsored retirement plan platforms. Assuming approval is received at the shareholder meeting on May 11, 2010, and the transaction closes the merger of assets would occur at the end of business on or about June 1, 2010.
Important Dates1

February 2010	Proxies began mailing

May 11, 2010	Shareholder meetings

June 1, 2010	Projected merger of assets (assumes shareholder approval on 5/11/10)

1    Information and dates subject to change.
Post-Merger Share Class Realignment

Van Kampen Share Class	Invesco Share Class

A	A5
C	C5
I	Y
R	R5
Information shown in bold in the table below represents a change to a fund’s name, symbol and/or the introduction of a share class that does not correspond to a current Van Kampen or Morgan Stanley share class.

FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.	11

Van Kampen Fund	Symbols/Cusips		Invesco Fund	Symbols/Cusips		Team
(Target Fund)	(Target Fund)		(Acquiring Fund)	(Acquiring Fund)		Post-Merger[2]

2050 Retirement Strategy Fund			Invesco Balanced-Risk Retirement 2050 Fund

Class A	VRIAX	92117J576	Class A5	VRIAX	00888U282	All Invesco Balanced-Risk Retirement Funds are managed by the Invesco Global Asset Allocation Team: Scott Wolle, Scott Hixon, Mark Ahnrud, Chris Devine, Christian Ulrich
Class C	VRICX	92117J568	Class C5	VRICX	00888U274
Class I	VRIIX	92117J550	Class Y	TNEYX	00888U530
Class R	VRIRX	92117J543	Class R5	VRIRX	00888U266

2045 Retirement Strategy Fund			Invesco Balanced-Risk Retirement 2040 Fund

Class A	VRHAX	92117J626	Class A5	VRGAX	00888U324
Class C	VRHCX	92117J618	Class C5	VRGCX	00888U316
Class I	VRHIX	92117J592	Class Y	TNDYX	00888U548
Class R	VRHRX	92117J584	Class R5	VRGRX	00888U290

2040 Retirement Strategy Fund			Invesco Balanced-Risk Retirement 2040 Fund

Class A	VRGAX	92117J667	Class A5	VRGAX	00888U324
Class C	VRGCX	92117J659	Class C5	VRGCX	00888U316
Class I	VRGIX	92117J642	Class Y	TNDYX	00888U548
Class R	VRGRX	92117J634	Class R5	VRGRX	00888U290

2035 Retirement Strategy Fund			Invesco Balanced-Risk Retirement 2030 Fund

Class A	VRFAX	92117J717	Class A5	VREAX	00888U357
Class C	VRFCX	92117J691	Class C5	VRECX	00888U340
Class I	VRFIX	92117J683	Class Y	TNAYX	00888U555
Class R	VRFRX	92117J675	Class R5	VRERX	00888U332

2030 Retirement Strategy Fund			Invesco Balanced-Risk Retirement 2030 Fund

Class A	VREAX	92117J758	Class A5	VREAX	00888U357
Class C	VRECX	92117J741	Class C5	VRECX	00888U340
Class I	VREIX	92117J733	Class Y	TNAYX	00888U555
Class R	VRERX	92117J725	Class R5	VRERX	00888U332

2025 Retirement Strategy Fund			Invesco Balanced-Risk Retirement 2020 Fund

Class A	VRDAX	92117J790	Class A5	VRCAX	00888U381
Class C	VRDCX	92117J782	Class C5	VRCCX	00888U373
Class I	VRDIX	92117J774	Class Y	AFTYX	00888U563
Class R	VRDRX	92117J766	Class R5	VRCRX	00888U365

2020 Retirement Strategy Fund			Invesco Balanced-Risk Retirement 2020 Fund

Class A	VRCAX	92117J840	Class A5	VRCAX	00888U381
Class C	VRCCX	92117J832	Class C5	VRCCX	00888U373
Class I	VRCIX	92117J824	Class Y	AFTYX	00888U563
Class R	VRCRX	92117J816	Class R5	VRCRX	00888U365

2015 Retirement Strategy Fund			Invesco Balanced-Risk Retirement 2010 Fund

Class A	VRBAX	92117J881	Class A5	VRAAX	00888U423
Class C	VRBCX	92117J873	Class C5	VRACX	00888U415
Class I	VRBIX	92117J865	Class Y	INJYX	00888U571
Class R	VRBRX	92117J857	Class R5	VRARX	00888U399

2010 Retirement Strategy Fund			Invesco Balanced-Risk Retirement 2010 Fund

Class A	VRAAX	92117J501	Class A5	VRAAX	00888U423
Class C	VRACX	92117J600	Class C5	VRACX	00888U415
Class I	VRAIX	92117J709	Class Y	INJYX	00888U571
Class R	VRARX	92117J808	Class R5	VRARX	00888U399

In Retirement Strategy Fund			Invesco Balanced-Risk Retirement Now Fund

Class A	VIRAX	92117J105	Class A5	VIRAX	00888U456
Class C	VIRCX	92117J204	Class C5	VIRCX	00888U449
Class I	VIRIX	92117J303	Class Y	IANYX	00888U589
Class R	VIRRX	92117J402	Class R5	VIRRX	00888U431

12	FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.

Section III: Van Kampen Money Market Funds—The Merger Proposal
The Board of Trustees of Van Kampen Money Market Fund and Van Kampen Tax Free Money Fund approved a plan to merge the funds into AIM Money Market Fund and AIM Tax Exempt Cash Fund, respectively. The proposed mergers are subject to shareholder approval.
It is important to note: Both the Van Kampen Money Market and the Tax Free Money Funds remain open to new investors. Should shareholders approve the proposed merger during the May 11, 2010 shareholder meeting and the transaction closes, we anticipate the merger of assets will occur in on or about June 4, 2010.
Important Dates1

February 2010	Proxies begin mailing

May 2010	Shareholder meetings

June 4, 2010	Projected merger of assets (assumes shareholder approval on 5/11/10)

Van Kampen Fund	Symbols/Cusips		Invesco Fund	Symbols/Cusips		Team
(Target Fund)	(Target Fund only)		(Acquiring Fund)	(Acquiring Fund)		Post-Merger[2]

Money Market Fund			Invesco Money Market

Class A	ACZXX	92113Q103	Class A5	ACZXX	001421106	Invesco AIM Cash Management Team
Class B	ACYXX	92113Q202	Class B5	ACYXX	001421304
Class C	ACXXX	92113Q301	Class C5	ACXXX	001421205

Tax Free Money Fund			Invesco Tax Exempt Cash

Class A	VTFXX	920906104	Class A	ACSXX	001419209
			Class Y	ATFYX	001419845
			Investor Class	TEIXX	001419886
Section IV: Van Kampen Proposes Merger of Three Funds Into Morgan Stanley Institutional Fund, Inc. Portfolios
Consistent with the agreement between Van Kampen and Invesco, certain Van Kampen Funds will not be part of the Invesco transaction. As a result, each funds’ Board of Directors/Trustees has approved the merger proposals described below.
The three funds noted below are not anticipated to move to Invesco and, subject to shareholder approval of the proposed mergers, will continue to be managed by their current investment team(s) at Morgan Stanley Investment Management on the Morgan Stanley institutional platform. Assuming shareholder approval at the May 10, 2010 shareholder meeting, the merger of assets will occur on or about May 21, 2010, at the close of business.
It is important to note: Shareholders who currently hold Van Kampen shares merging into one of the MSIF Portfolios will not be required to increase their investment at the time of merger in order to meet the minimums outlined in the table below. However, should shareholders wish to exchange their MSIF shares for another MSIF product at a future date, they must meet the minimum investment amount at that time. Moreover, investors who open new accounts in any of these three funds after the merger will need to meet the new minimum investment amounts.
Important Dates1

March 2010	Proxies began mailing

May 10, 2010	Shareholder meetings

May 21, 2010	Projected merger of assets (assumes shareholder approval on 5/10/10)

[1]	Information and dates subject to change.

[2]	Team members may change from time to time, without notice.

[3]	Closed to new investors.

[4]	Currently closed to new investors, with limited exceptions. The fund will continue to offer its shares to existing shareholders.

[5]	Van Kampen Class R shares will be liquidated prior to the proposed merger.

If a shareholder holds	Post-merger, a shareholder	MSIF Investment
Van Kampen:[5]	will hold MSIF	Minimums

Class A	Class H	$25,000
Class B	Class H	$25,000
Class C	Class L	$25,000
Class I	Class I	$5 million
	Class P	$1 million

FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.	13

Van Kampen Fund	Symbols/Cusips		MSIF Fund	Symbols/Cusips		Team
(Target Fund)	(Target Fund only)		(Acquiring Fund)	(Acquiring Fund)		Post-Merger[2]

Core Growth[4]			MSIF Advantage Portfolio

Class A	VCOAX	92114U715	Class H	MAPHX	61756E776	Lynch, Cohen,
Class B	VCOBX	92114U699	Class H	MAPHX	61756E776	Chainani,
Class C	VCOCX	92114U681	Class L	MAPLX	61756E784	Norton,
Class I	VCOIX	92114U673	Class I	MPAIX	61756E750	Nash, Yeung
Class R5	VCORX	92114U665
			Class P	MAPPX	61756E768

Equity Growth			MSIF Equity Growth Portfolio

Class A	VEGAX	921133542	Class H	MEGHX	61756E727	Heugh,
Class B	VEGBX	921133534	Class H	MEGHX	61756E727	Umansky
Class C	VEGCX	921133526	Class L	MGELX	61756E719
Class I	VEGIX	921133278	Class I	MGEIX	61756E743
			Class P	MEGPX	61756E735

Global Growth			MSIF Global Growth Portfolio

Class A	VGGAX	92113A389	Class H	MGGHX	61756E677	Heugh,
Class B	VGGBX	92113A371	Class H	MGGHX	61756E677	Umansky
Class C	VGGCX	92113A363	Class L	MGGLX	61756E669
Class I	VGGIX	92113A355	Class I	MGGIX	61756E693
Class R5	VGGRX	92113A348
			Class P	MGGPX	61756E685
Section V: Proposal to Change Investment Advisory Agreement for Senior Loan Fund, Prime Income Trust
After careful consideration, the Boards of Trustees of Van Kampen Senior Loan Fund and Morgan Stanley Prime Income Trust (the “funds”) approved a plan to seek shareholder approval of new investment advisory and sub-advisory agreements for the funds, establishing Invesco Advisers, Inc., a subsidiary of Invesco Ltd., as the funds’ investment adviser. In addition, Prime Income Trust shareholders will be asked to consider approval of a new Board of Trustees for the fund.
Should shareholders approve the proposals during the upcoming April 16, 2010, shareholder meetings and the transaction closes, each funds’ investment advisory agreement will change. No changes to the funds’ portfolio management teams, investment objectives or strategies are anticipated. It is anticipated that the current portfolio management teams will continue to manage the funds in accordance with the funds’ stated investment objectives and strategies.
Important Dates1

March 2010	Proxies began mailing

April 16, 2010	Shareholder meetings

Mid-2010	Updated investment advisory agreement becomes effective (assuming shareholder approval)

[1]	Information and dates subject to change.

[2]	Team members may change from time to time, without notice.

[3]	Closed to new investors.

[4]	Currently closed to new investors, with limited exceptions. The fund will continue to offer its shares to existing shareholders.

[5]	Van Kampen Class R shares will be liquidated prior to the proposed merger.

[6]	Cusip information for Prime Income Trust will be available prior to the transaction close.

[7]	Class IB and IC shares are not continuously offered.

Van Kampen Fund	Symbols/Cusips		Invesco Fund	Symbols/Cusips		Team
(Target Fund)	(Target Fund)		(Acquiring Fund)	(Acquiring Fund)		Post-Merger[2]

Van Kampen Senior Loan Fund			Invesco Van Kampen Senior Loan Fund

Class A	VSLAX	920914306	Class A	VSLAX	46131G109	Yarrow, Fogarty,
Class B	VSLBX	920914405	Class B	VSLBX	46131G208	Scott
Class C	VSLCX	920914504	Class C	VSLCX	46131G307
Class IB7	XPRTX	920914108	Class IB	XPRTX	46131G406
Class IC7	XSLCX	920914207	Class IC	XSLCX	46131G505

Morgan Stanley Fund	Symbols/Cusips		Invesco Fund	Symbols/Cusips		Team
(Target Fund)	(Target Fund Only)		(Acquiring Fund)	(Acquiring Fund)		Post-Merger[2]

Morgan Stanley Prime Income Trust			Invesco Prime Income Trust

	XPITX	616971107		PRIME	—[6]	Kim, Rabinowitz

14	FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.

Questions?
For additional information, or to view the prospectuses, visit vankampen.com or morganstanley.com/im, as applicable.

Van Kampen Funds		Morgan Stanley Funds

National Account Management	800-225-2222	Financial Advisors contact:
		Morgan Stanley Fund Sales	888-880-MSIM (6746)
VA and DC Home Office contact:		Morgan Stanley Wealth Advisory Group	800-409-5412
Your relationship manager

Financial Advisors contact:
National Broker/Dealer Division	800-826-5267
Financial Institutions Division	800-852-2656
Financial Advisors Division	800-421-7571
Risk Considerations:There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of an investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the fund.
Van Kampen Funds Inc. is the distributor for the Van Kampen funds and the Life Investment Trusts. Morgan Stanley Distributors Inc. is the distributor for the Morgan Stanley Investment Adviser Funds and the Morgan Stanley Select Dimensions Investment Series. Morgan Stanley Distribution, Inc. is the distributor for Morgan Stanley Institutional Funds Inc., Morgan Stanley Institutional Fund Trust and Universal Institutional Funds. Invesco Aim Distributors, Inc. is Invesco Ltd.’s U.S. distributor for retail mutual funds, exchange-traded funds and institutional money market funds.
FOR FINANCIAL PROFESSIONAL USE ONLY AND MAY NOT BE USED WITH THE GENERAL PUBLIC.
Please ask your clients to consider the investment objectives, risks, charges and expenses of the fund carefully before investing. The prospectus and, if available, the summary prospectus contain this and other information about the fund and can be obtained by contacting you, the financial professional, or by downloading one at morganstanley.com/im for Morgan Stanley funds, vankampen.com for Van Kampen funds and invescoaim.com for Invesco funds. Encourage them to read the prospectus and/or summary prospectus carefully before investing.

Morgan Stanley Investment Management